                                                                     Exhibit 99

MEDIA:
Jonathan Williams
(412) 762-4550
pubrela@pncmail.com

INVESTORS:
William H. Callihan
(412) 762-8257
invrela@pncmail.com

                PNC BANK CORP. REPORTS RECORD EARNINGS FOR 1996

            PITTSBURGH, Jan. 15, 1997 -- PNC Bank Corp. (NYSE: PNC) today reported record earnings for 1996 of $992.2 million or $2.87 per fully diluted share compared with $408.1 million and $1.19 per fully diluted share in 1995. Returns on average common shareholders' equity and average assets for 1996 were 17.18% and 1.40%, respectively, compared with 7.05% and 0.54% a year ago. Excluding a one-time special assessment to recapitalize the Savings Association Insurance Fund (SAIF), 1996 earnings were $1.015 billion or $2.94 per fully diluted share.

            The corporation also reported record quarterly earnings for the fourth quarter of 1996 of $271.9 million or $0.79 per fully diluted share. Returns on average common shareholders' equity and average assets for the quarter were 18.58% and 1.56%, respectively.

            "Our record 1996 performance reflects significant progress in achieving our strategic objectives and is in line with expectations," said Thomas H. O'Brien, chairman and chief executive officer. "Our objectives for 1997 include continued focus on a number of growth initiatives, such as our AAA-affinity business, and aggressive capital management."

HIGHLIGHTS

        o Net interest income grew 13% and noninterest revenues increased 11% reflecting the impact of initiatives to reduce reliance on wholesale investment activities and substantial growth in attractive fee-based businesses.


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

PNC Bank Corp. Reports Record Earnings for 1996                           Page 2

        o Net interest margin widened 68 basis points to 3.83% as the proportion of average loans to earning assets increased to 76% from 66% a year ago.

        o The Midlantic integration was successfully completed with cost savings ahead of expectations.

        o In the fourth quarter of 1996, the corporation acquired AAA-affinity credit card portfolios totaling $1.6 billion and is positioned to market a full range of products and services to AAA members nationwide.

        o Asset quality remained strong. Nonperforming assets continued to decline, representing 0.88% of loans and foreclosed assets at Dec. 31, 1996, and net charge-offs were 0.33% of average loans.

        o The corporation aggressively pursued capital management initiatives including the repurchase of approximately 23 million common shares during 1996.

INCOME STATEMENT REVIEW

            The 1996 results include a $22.4 million after-tax third quarter charge for a one-time special assessment mandated by Congress to recapitalize the SAIF. The 1995 results include $380.2 million of after-tax charges recorded during the fourth quarter in connection with the Midlantic merger and actions taken to reposition the corporation's balance sheet. Results excluding these charges are:

                                                       1996      1995   Change
                                                   ----------------------------
   Earnings (in millions)                            $1,015      $788      29%
   Fully diluted earnings per common share             2.94      2.29      28
   Return on
      Average common shareholders' equity             17.58%    13.67%
      Average assets                                   1.43      1.05
                                                   ----------------------------

            Taxable-equivalent net interest income for 1996 increased $290.1 million to $2.5 billion and net interest margin widened to 3.83% compared with $2.2 billion and 3.15%, respectively, a year ago. These increases primarily result from changes in balance sheet composition and the Oct. 1995 Chemical Bank, New Jersey acquisition.

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

PNC Bank Corp. Reports Record Earnings for 1996                           Page 3

            Noninterest income excluding securities transactions increased $132.9 million or 10.7% to $1.4 billion in 1996. Asset management and trust revenue increased $76.6 million or 18.2% due to new business and an increase in the value of assets under administration. Managed assets increased to approximately $109 billion at Dec. 31, 1996 compared with $96 billion a year ago and assets under administration totaled approximately $329 billion at the end of 1996. Service fees increased 14.5% to $566.4 million primarily from growth in brokerage, corporate finance and deposit services. Mortgage banking revenue declined in the comparison primarily due to lower servicing sales. Mortgage originations totaled $5.6 billion in 1996 and, at Dec. 31, 1996, the corporation serviced approximately $39.5 billion of mortgages including $27.3 billion serviced for others. Other noninterest income increased $17.5 million to $156.2 million, primarily due to higher venture capital income.

            Net securities gains totaled $22.1 million in 1996 compared with net losses of $279.7 million in the prior year. The 1995 losses were primarily related to initiatives to reduce reliance on wholesale investment activities.

            Noninterest expense totaled $2.3 billion in 1996 compared with $2.5 billion in 1995. Excluding the SAIF assessment in 1996 and one-time charges taken in 1995, the efficiency ratio improved to 58.8% for 1996 compared with 64.3% a year ago.

            The corporation continues to invest in AAA initiatives including loan portfolio acquisitions and has begun to aggressively market products and services to the organization's membership base. During the fourth quarter, the corporation acquired AAA-affinity credit card portfolios totaling $1.6 billion.

BALANCE SHEET REVIEW

            Total assets were $73.3 billion at Dec. 31, 1996 and $73.4 billion a year ago. Average earning assets were $64.7 billion compared with $69.5 billion in 1995, reflecting the securities portfolio downsizing partially offset by loan growth and acquisitions. Average securities declined $8.6 billion to $13.6 billion and represented 20.9% of


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

PNC Bank Corp. Reports Record Earnings for 1996                           Page 4

average earning assets compared with 31.8% a year ago. Average loans increased $3.5 billion to $49.1 billion, representing 75.9% of average earning assets compared with 65.6% a year ago. Excluding the Chemical acquisition, average loans grew by 4.0%.

            Average interest-bearing funding sources totaled $53.5 billion in 1996 compared with $58.9 billion a year ago. Average deposits increased slightly to $45.1 billion for 1996 and represented 63.7% of total sources of funds in 1996 compared with 59.7% a year ago. Average wholesale liabilities were reduced to $19.5 billion during 1996 and represented 27.5% of total sources of funds compared with 34.1% a year ago.

            Asset quality remained strong. The allowance for credit losses was $1.2 billion at Dec. 31, 1996, and represented 334% of nonperforming loans compared with 352% at year-end 1995. Net charge-offs were $164 million or 0.33% of average loans in 1996 compared with $133 million and 0.29%, respectively, a year ago. Nonperforming assets declined to $459 million at Dec. 31, 1996, compared with $536 million at the end of 1995. The ratio of nonperforming assets to total loans and foreclosed assets was 0.88% at Dec. 31, 1996 and 1.10% a year ago.

            Shareholders' equity totaled $5.9 billion at Dec. 31, 1996. The leverage ratio was 7.24% and Tier I and total risk-based capital ratios are estimated to be 8.4% and 11.8%, respectively. During 1996, approximately 22.7 million common shares were repurchased and in the fourth quarter of 1996, the board of directors approved a 5.7% increase in the common dividend to $0.37 per share. In addition, the corporation issued $300 million of preferred stock and $350 million of trust preferred securities.

            PNC Bank Corp., headquartered in Pittsburgh, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. PNC Bank Corp.'s major businesses include consumer banking, corporate banking, mortgage banking, real estate banking and asset management.

            Visit PNC Bank on the World Wide Web at www.pncbank.com

                           [TABULAR MATERIAL FOLLOWS]

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
PNC BANK CORP. AND SUBSIDIARIES                                           Page 5
Consolidated Financial Highlights

                                                                                 Three months ended           Year ended
                                                                                     December 31              December 31
                                                                                -------------------------------------------------
                                                                                    1996         1995          1996         1995
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL PERFORMANCE (Dollars in thousands, except per share data)
   Net interest income (taxable-equivalent basis)                               $625,637     $563,825    $2,478,609   $2,188,511
   Net income (loss)                                                             271,903     (176,177)      992,226      408,060
   Fully diluted earnings (loss) per common share                                    .79         (.52)         2.87         1.19
   Return on average common shareholders' equity                                   18.58%      (11.92)%       17.18%        7.05%
   Return on average total assets                                                   1.56         (.92)         1.40          .54
   Net interest margin                                                              3.92         3.22          3.83         3.15
   After-tax profit margin                                                         26.81       (30.01)        25.61        12.96
   Efficiency ratio                                                                57.83       140.66         59.68        78.42

AVERAGE BALANCES (In millions)
   Assets                                                                        $69,536      $75,707       $70,807      $75,131
   Earning assets                                                                 63,322       69,681        64,725       69,535
   Loans, net of unearned income                                                  49,973       48,304        49,116       45,624
   Securities                                                                     11,569       19,450        13,550       22,140
   Deposits                                                                       44,832       46,216        45,117       44,830
   Shareholders' equity                                                            6,017        5,893         5,828        5,784
   Common shareholders' equity                                                     5,727        5,875         5,742        5,741
=================================================================================================================================


                                                             December 31  September 30      June 30      March 31    December 31
As of or for the three months ended                                 1996          1996         1996          1996           1995
---------------------------------------------------------------------------------------------------------------------------------
PERIOD-END BALANCES (In millions)
   Assets                                                        $73,260       $69,662      $71,961       $72,668        $73,404
   Earning assets                                                 65,439        62,533       65,234        66,041         66,772
   Loans, net of unearned income                                  51,798        49,443       49,223        48,800         48,653
   Securities                                                     11,917        11,243       14,107        14,692         15,839
   Deposits                                                       45,676        45,430       44,852        45,621         46,899
   Shareholders' equity                                            5,869         5,798        5,832         5,786          5,768
   Common shareholders' equity                                     5,553         5,781        5,815         5,769          5,750

SELECTED RATIOS
   Capital ratios
     Leverage                                                       7.24%         7.18%        6.96%         6.90%          6.37%
     Common shareholders' equity to assets                          7.58          8.30         8.08          7.94           7.83
     Average common shareholders' equity to average assets          8.24          8.27         7.94          8.01           7.76
   Asset quality ratios
     Net charge-offs to average loans                                .45           .30          .29           .28            .45
     Nonperforming assets to loans and foreclosed assets             .88          1.01         1.03          1.10           1.10
     Nonperforming assets to total assets                            .63           .72          .71           .74            .73
     Allowance for credit losses to loans                           2.25          2.33         2.42          2.51           2.59
     Allowance for credit losses to nonperforming loans           334.40        306.11       312.19        328.88         351.68
   Book value per common share
     As reported                                                  $17.13        $17.23       $17.07        $16.88         $16.87
     Excluding net unrealized securities gains/losses              17.34         17.58        17.49         17.16          16.79
===================================================================================================================================

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

PNC BANK CORP. AND SUBSIDIARIES                                           Page 6
Consolidated Statement of Income

                                                                                 Three months ended             Year ended
                                                                                     December 31               December 31
                                                                              ----------------------------------------------------
In thousands, except per share data                                                 1996         1995           1996         1995
----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                       $1,011,871     $983,267     $3,943,586   $3,742,877
Securities                                                                       181,264      283,703        858,686    1,282,929
Other                                                                             30,490       33,032        136,463      123,625
                                                                              ----------------------------------------------------
 Total interest income                                                         1,223,625    1,300,002      4,938,735    5,149,431

INTEREST EXPENSE
Deposits                                                                         354,985      400,962      1,428,771    1,551,816
Borrowed funds                                                                    80,811      177,403        381,103      834,654
Notes and debentures                                                             170,095      168,889        684,560      621,092
                                                                              ----------------------------------------------------
   Total interest expense                                                        605,891      747,254      2,494,434    3,007,562
                                                                              ----------------------------------------------------
   Net interest income                                                           617,734      552,748      2,444,301    2,141,869
Provision for credit losses                                                                     1,500                       6,000
                                                                              ----------------------------------------------------
   Net interest income less provision for credit losses                          617,734      551,248      2,444,301    2,135,869

NONINTEREST INCOME
Asset management and trust                                                       129,048      111,524        496,739      420,160
Service fees                                                                     158,045      130,803        566,358      494,649
Mortgage banking                                                                  47,532       39,427        153,672      186,617
Other                                                                             46,399       30,490        156,207      138,687
                                                                              ----------------------------------------------------
   Total noninterest income before net securities gains (losses)                 381,024      312,244      1,372,976    1,240,113
Net securities gains (losses)                                                      7,555     (288,958)        22,124     (279,694)
                                                                              ----------------------------------------------------
   Total noninterest income                                                      388,579       23,286      1,395,100      960,419

NONINTEREST EXPENSE
Staff expense                                                                    269,233      266,962      1,109,932    1,065,057
Net occupancy and equipment                                                       92,955       88,063        368,649      346,064
Intangible asset and MSR amortization                                             36,701       41,387        117,439      114,671
Federal deposit insurance                                                         (3,720)       7,662         41,229       57,669
Other                                                                            191,321      161,827        674,601      625,889
                                                                              ----------------------------------------------------
   Total noninterest expense before special charges                              586,490      565,901      2,311,850    2,209,350
Special charges                                                                               259,926                     259,926
                                                                              ----------------------------------------------------
   Total noninterest expense                                                     586,490      825,827      2,311,850    2,469,276
                                                                              ----------------------------------------------------

   Income (loss) before income taxes                                             419,823     (251,293)     1,527,551      627,012
Applicable income taxes (benefits)                                               147,920      (75,116)       535,325      218,952
                                                                              ----------------------------------------------------
   Net income (loss)                                                            $271,903    $(176,177)      $992,226     $408,060
                                                                              ----------------------------------------------------

EARNINGS (LOSS) PER COMMON SHARE
Primary                                                                             $.80        $(.52)         $2.90        $1.19
Fully diluted                                                                        .79         (.52)          2.87         1.19

CASH DIVIDENDS DECLARED PER COMMON SHARE                                             .37          .35           1.42         1.40

AVERAGE COMMON SHARES OUTSTANDING
Primary                                                                          334,428      336,954        340,246      339,134
Fully diluted                                                                    338,707      336,954        345,354      344,922
==================================================================================================================================

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

PNC BANK CORP. AND SUBSIDIARIES                                          Page 7
Details of Net Interest Income

                                                                                   Three months ended            Year ended
Taxable-equivalent basis                                                              December 31               December 31
                                                                                ---------------------------------------------------
In thousands                                                                           1996         1995         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
Interest income/expense before financial derivatives
    Interest income                                                              $1,205,319   $1,318,461   $4,856,671   $5,224,103
    Loan fees                                                                        19,960       17,965       93,313       82,023
    Taxable-equivalent adjustment                                                     7,903       11,077       34,308       46,642
                                                                                ---------------------------------------------------
      Total interest income                                                       1,233,182    1,347,503    4,984,292    5,352,768
    Interest expense                                                                606,559      739,819    2,493,867    2,979,295
                                                                                ---------------------------------------------------
      Net interest income before financial derivatives                              626,623      607,684    2,490,425    2,373,473
Effect of financial derivatives on
    Interest income                                                                  (1,654)     (36,424)     (11,249)    (156,695)
    Interest expense                                                                   (668)       7,435          567       28,267
                                                                                ---------------------------------------------------
      Total effect of financial derivatives                                            (986)     (43,859)     (11,816)    (184,962)
                                                                                ---------------------------------------------------
      Net interest income                                                          $625,637     $563,825   $2,478,609   $2,188,511
===================================================================================================================================





Three months ended
Taxable-equivalent basis                                        December 31  September 30      June 30     March 31  December 31
In thousands                                                           1996          1996         1996         1996         1995
---------------------------------------------------------------------------------------------------------------------------------
Interest income/expense before financial derivatives
    Interest income                                              $1,205,319    $1,190,223   $1,224,852   $1,236,277   $1,318,461
    Loan fees                                                        19,960        28,068       20,828       24,457       17,965
    Taxable-equivalent adjustment                                     7,903         8,008        9,146        9,251       11,077
                                                                -----------------------------------------------------------------
      Total interest income                                       1,233,182     1,226,299    1,254,826    1,269,985    1,347,503
    Interest expense                                                606,559       607,882      632,229      647,197      739,819
                                                                -----------------------------------------------------------------
      Net interest income before financial derivatives              626,623       618,417      622,597      622,788      607,684
Effect of financial derivatives on
    Interest income                                                  (1,654)       (1,661)      (2,538)      (5,396)     (36,424)
    Interest expense                                                   (668)         (182)         133        1,284        7,435
                                                                -----------------------------------------------------------------
      Total effect of financial derivatives                            (986)       (1,479)      (2,671)      (6,680)     (43,859)
                                                                -----------------------------------------------------------------
      Net interest income                                          $625,637      $616,938     $619,926     $616,108     $563,825
=================================================================================================================================

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

PNC BANK CORP. AND SUBSIDIARIES                                          Page 8
Details of Net Interest Margin

                                                                                      Three months ended           Year ended
                                                                                          December 31              December 31
                                                                                     ---------------------------------------------
Taxable-equivalent basis                                                               1996        1995         1996         1995
----------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid before financial derivatives
   Book-basis yield on earning assets                                                  7.55%       7.50%        7.50%        7.51%
   Effect of loan fees                                                                  .12         .10          .14          .12
   Taxable-equivalent adjustment                                                        .05         .06          .05          .07
                                                                                     ---------------------------------------------
     Taxable-equivalent yield on earning assets                                        7.72        7.66         7.69         7.70
   Rate on interest-bearing liabilities                                                4.62        4.98         4.66         5.06
                                                                                     ---------------------------------------------
     Interest rate spread                                                              3.10        2.68         3.03         2.64
   Noninterest-bearing sources                                                          .83         .79          .81          .78
                                                                                     ---------------------------------------------
     Net interest margin before financial derivatives                                  3.93        3.47         3.84         3.42
   Effect of financial derivatives on
     Interest income                                                                   (.01)       (.20)        (.01)        (.23)
     Interest expense                                                                               .05                       .04
                                                                                     ---------------------------------------------
       Total effect of financial derivatives                                           (.01)       (.25)        (.01)        (.27)
                                                                                     ---------------------------------------------
       Net interest margin                                                             3.92%       3.22%        3.83%        3.15%
==================================================================================================================================





Three months ended                                         December 31  September 30      June 30      March 31  December 31
Taxable-equivalent basis                                          1996          1996         1996          1996         1995
-----------------------------------------------------------------------------------------------------------------------------
Rates earned/paid before financial derivatives
   Book-basis yield on earning assets                             7.55%         7.43%        7.37%         7.51%        7.50%
   Effect of loan fees                                             .12           .17          .12           .15          .10
   Taxable-equivalent adjustment                                   .05           .05          .06           .06          .06
                                                             ----------------------------------------------------------------
     Taxable-equivalent yield on earning assets                   7.72          7.65         7.55          7.72         7.66
   Rate on interest-bearing liabilities                           4.62          4.60         4.59          4.74         4.98
                                                             ----------------------------------------------------------------
     Interest rate spread                                         3.10          3.05         2.96          2.98         2.68
   Noninterest-bearing sources                                     .83           .81          .78           .79          .79
                                                             ----------------------------------------------------------------
     Net interest margin before financial derivatives             3.93          3.86         3.74          3.77         3.47
   Effect of financial derivatives on
     Interest income                                              (.01)         (.01)        (.02)         (.03)        (.20)
     Interest expense                                                                                       .01          .05
                                                             ----------------------------------------------------------------
       Total effect of financial derivatives                      (.01)         (.01)        (.02)         (.04)        (.25)
                                                             ----------------------------------------------------------------
       Net interest margin                                        3.92%         3.85%        3.72%         3.73%        3.22%
=============================================================================================================================

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

PNC BANK CORP. AND SUBSIDIARIES                                          Page 9
Details of Noninterest Income

                                                                                   Three months ended          Year ended
                                                                                       December 31             December 31
                                                                                  ----------------------------------------------
In thousands                                                                           1996       1995         1996        1995
--------------------------------------------------------------------------------------------------------------------------------
Asset management and trust
   Asset management services                                                        $27,828    $18,890     $103,724     $73,028
   Mutual fund services                                                              46,198     42,349      178,955     154,352
   Trust                                                                             55,022     50,285      214,060     192,780
                                                                                  ----------------------------------------------
     Total asset management and trust                                               129,048    111,524      496,739     420,160
Service fees
   Deposit                                                                           77,571     62,843      289,596     240,278
   Brokerage                                                                         12,392     11,587       53,810      41,353
   Consumer                                                                          19,246     14,821       63,676      53,423
   Corporate finance                                                                 16,449     14,592       65,615      53,130
   Credit card and merchant services                                                 14,903     10,888       29,759      47,189
   Insurance                                                                          8,706      6,599       30,062      24,831
   Other                                                                              8,778      9,473       33,840      34,445
                                                                                  ----------------------------------------------
     Total service fees                                                             158,045    130,803      566,358     494,649
Mortgage banking
   Servicing                                                                         30,064     28,488      118,906     119,601
   Marketing                                                                          8,022      9,893       23,638      33,295
   Sale of servicing                                                                  9,446      1,046       11,128      33,721
                                                                                  ----------------------------------------------
     Total mortgage banking                                                          47,532     39,427      153,672     186,617
Other                                                                                46,399     30,490      156,207     138,687
                                                                                  ----------------------------------------------
   Total noninterest income before net securities gains (losses)                    381,024    312,244    1,372,976   1,240,113
Net securities gains (losses)                                                         7,555   (288,958)      22,124    (279,694)
                                                                                  ----------------------------------------------
   Total                                                                           $388,579    $23,286   $1,395,100    $960,419
================================================================================================================================




Three months ended                                                 December 31  September 30     June 30    March 31  December 31
In thousands                                                              1996          1996        1996        1996         1995
----------------------------------------------------------------------------------------------------------------------------------
Asset management and trust
   Asset management services                                           $27,828       $25,963     $24,284     $25,649      $18,890
   Mutual fund services                                                 46,198        43,100      45,671      43,986       42,349
   Trust                                                                55,022        53,236      54,560      51,242       50,285
                                                                    --------------------------------------------------------------
     Total asset management and trust                                  129,048       122,299     124,515     120,877      111,524
Service fees
   Deposit                                                              77,571        74,104      72,403      65,518       62,843
   Brokerage                                                            12,392        12,432      15,344      13,642       11,587
   Consumer                                                             19,246        16,602      14,370      13,458       14,821
   Corporate finance                                                    16,449        19,645      16,106      13,415       14,592
   Credit card and merchant services                                    14,903         5,656         282       8,918       10,888
   Insurance                                                             8,706         7,712       6,872       6,772        6,599
   Other                                                                 8,778         8,295       8,221       8,546        9,473
                                                                    --------------------------------------------------------------
     Total service fees                                                158,045       144,446     133,598     130,269      130,803
Mortgage banking
   Servicing                                                            30,064        29,361      30,443      29,038       28,488
   Marketing                                                             8,022         4,339       4,683       6,594        9,893
   Sale of servicing                                                     9,446           700         632         350        1,046
                                                                    --------------------------------------------------------------
     Total mortgage banking                                             47,532        34,400      35,758      35,982       39,427
Other                                                                   46,399        39,507      38,810      31,491       30,490
                                                                    --------------------------------------------------------------
   Total noninterest income before net securities gains (losses)       381,024       340,652     332,681     318,619      312,244
Net securities gains (losses)                                            7,555         7,722       3,904       2,943     (288,958)
                                                                    --------------------------------------------------------------
   Total                                                              $388,579      $348,374    $336,585    $321,562      $23,286
==================================================================================================================================

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

PNC BANK CORP. AND SUBSIDIARIES                                         Page 10
Details of Noninterest Expense

                                                                               Three months ended            Year ended
                                                                                   December 31               December 31
                                                                             --------------------------------------------------
In thousands                                                                      1996         1995         1996          1995
-------------------------------------------------------------------------------------------------------------------------------
Compensation                                                                  $234,690     $221,645     $929,626      $863,151
Employee benefits                                                               34,543       45,317      180,306       201,906
                                                                             --------------------------------------------------
    Total staff expense                                                        269,233      266,962    1,109,932     1,065,057
Net occupancy                                                                   49,681       42,424      196,975       180,398
Equipment                                                                       43,274       45,639      171,674       165,666
Intangible asset and MSR amortization                                           36,701       41,387      117,439       114,671
Taxes other than income                                                         12,360       13,796       53,353        52,857
Federal deposit insurance                                                       (3,720)       7,662       41,229        57,669
Other                                                                          178,961      148,031      621,248       573,032
                                                                             --------------------------------------------------
    Total noninterest expense before special charges                           586,490      565,901    2,311,850     2,209,350
Special charges                                                                             259,926                    259,926
                                                                             --------------------------------------------------
    Total                                                                     $586,490     $825,827   $2,311,850    $2,469,276
===============================================================================================================================





Three months ended                                         December 31   September 30      June 30     March 31    December 31
In thousands                                                      1996           1996         1996         1996           1995
-------------------------------------------------------------------------------------------------------------------------------
Compensation                                                  $234,690       $232,161     $234,542     $228,233       $221,645
Employee benefits                                               34,543         45,600       49,739       50,424         45,317
                                                            -------------------------------------------------------------------
    Total staff expense                                        269,233        277,761      284,281      278,657        266,962
Net occupancy                                                   49,681         47,530       49,192       50,572         42,424
Equipment                                                       43,274         42,699       42,990       42,711         45,639
Intangible asset and MSR amortization                           36,701         29,012       28,062       23,664         41,387
Taxes other than income                                         12,360         12,972       13,391       14,630         13,796
Federal deposit insurance                                       (3,720)        38,324        3,435        3,190          7,662
Other                                                          178,961        147,094      142,971      152,222        148,031
                                                            -------------------------------------------------------------------
    Total noninterest expense before special charges           586,490        595,392      564,322      565,646        565,901
Special charges                                                                                                        259,926
                                                            -------------------------------------------------------------------
    Total                                                     $586,490       $595,392     $564,322     $565,646       $825,827
===============================================================================================================================

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 11
Consolidated Balance Sheet

                                                                              December 31   December 31
Dollars in millions, except par values                                               1996          1995
--------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                            $4,016        $3,679
Short-term investments                                                                774         1,611
Loans held for sale                                                                   941           659
Securities available for sale                                                      11,917        15,839
Loans, net of unearned income of $385 and $403                                     51,798        48,653
   Allowance for credit losses                                                     (1,166)       (1,259)
                                                                              --------------------------
   Net loans                                                                       50,632        47,394
Goodwill and other intangibles                                                      1,309           997
Mortgage servicing rights                                                             313           268
Other                                                                               3,358         2,957
                                                                              --------------------------
   Total assets                                                                   $73,260       $73,404
                                                                              --------------------------

LIABILITIES
Deposits
   Noninterest-bearing                                                            $10,937       $10,707
   Interest-bearing                                                                34,739        36,192
                                                                              --------------------------
     Total deposits                                                                45,676        46,899
Borrowed funds
   Federal funds purchased                                                          2,797         3,817
   Repurchase agreements                                                              645         2,851
   Commercial paper                                                                   976           753
   Other                                                                            3,442         1,244
                                                                              --------------------------
     Total borrowed funds                                                           7,860         8,665
Notes and debentures                                                               11,744        10,398
Other                                                                               1,761         1,674
                                                                              --------------------------
   Total liabilities                                                               67,041        67,636

Mandatorily Redeemable Capital Securities of Subsidiary Trust                         350

SHAREHOLDERS' EQUITY
Preferred stock - $1 par value
   Authorized: 17,452,764 and 17,529,342 shares
   Issued and outstanding: 6,789,964 and 848,784 shares                                 7             1
Common stock - $5 par value
   Authorized: 450,000,000 shares
   Issued: 345,154,238 and 340,863,348 shares                                       1,726         1,704
Capital surplus                                                                       939           545
Retained earnings                                                                   4,075         3,571
Deferred benefit expense                                                              (60)          (79)
Net unrealized securities gains (losses)                                              (67)           26
Common stock held in treasury at cost: 21,036,195 shares                             (751)
                                                                              --------------------------
   Total shareholders' equity                                                       5,869         5,768
                                                                              --------------------------
   Total liabilities and shareholders' equity                                     $73,260       $73,404
========================================================================================================

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 12
Condensed Consolidated Average Balance Sheet

                                                                                  Three months ended            Year ended
                                                                                      December 31               December 31
                                                                                -------------------------------------------------
In millions                                                                         1996         1995          1996         1995
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities                                                                    $11,569      $19,450       $13,550      $22,140
   Loans, net of unearned income                                                  49,973       48,304        49,116       45,624
   Other interest-earning assets                                                   1,780        1,927         2,059        1,771
                                                                                -------------------------------------------------
     Total interest-earning assets                                                63,322       69,681        64,725       69,535
Other                                                                              6,214        6,026         6,082        5,596
                                                                                -------------------------------------------------
     Total assets                                                                $69,536      $75,707       $70,807      $75,131
                                                                                =================================================
LIABILITIES
Interest-bearing liabilities
   Deposits                                                                      $34,829      $36,577       $35,217      $35,718
   Borrowed funds                                                                  5,493       11,511         6,654       13,386
   Notes and debentures                                                           11,617       10,637        11,660        9,790
                                                                                -------------------------------------------------
     Total interest-bearing liabilities                                           51,939       58,725        53,531       58,894
Noninterest-bearing deposits                                                      10,003        9,639         9,900        9,112
Other                                                                              1,501        1,450         1,529        1,341
                                                                                -------------------------------------------------
     Total liabilities                                                            63,443       69,814        64,960       69,347
Mandatorily Redeemable Capital Securities of Subsidiary Trust                         76                         19
SHAREHOLDERS' EQUITY                                                               6,017        5,893         5,828        5,784
                                                                                -------------------------------------------------
     Total liabilities and shareholders' equity                                  $69,536      $75,707       $70,807      $75,131
=================================================================================================================================


Three months ended                                               December 31  September 30      June 30      March 31  December 31
In millions                                                             1996          1996         1996          1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities                                                        $11,569       $13,097      $14,740       $14,818      $19,450
   Loans, net of unearned income
     Consumer                                                         13,767        13,054       13,243        13,370       13,188
     Residential mortgage                                             12,361        12,325       11,883        11,619       11,462
     Commercial                                                       17,584        17,049       17,190        16,806       16,590
     Commercial real estate                                            4,630         4,712        4,831         4,885        5,029
     Other                                                             1,631         1,573        2,044         1,945        2,035
                                                                  -----------------------------------------------------------------
     Total loans, net of unearned income                              49,973        48,713       49,191        48,625       48,304
   Other interest-earning assets                                       1,780         1,735        2,425         2,262        1,927
                                                                  -----------------------------------------------------------------
     Total interest-earning assets                                    63,322        63,545       66,356        65,705       69,681
Other                                                                  6,214         6,001        6,084         6,028        6,026
                                                                  -----------------------------------------------------------------
     Total assets                                                    $69,536       $69,546      $72,440       $71,733      $75,707
                                                                  =================================================================
LIABILITIES
Interest-bearing liabilities
   Deposits                                                          $34,829       $34,794      $35,383       $35,872      $36,577
   Borrowed funds                                                      5,493         5,510        7,816         7,823       11,511
   Notes and debentures                                               11,617        12,048       11,904        11,068       10,637
                                                                  -----------------------------------------------------------------
     Total interest-bearing liabilities                               51,939        52,352       55,103        54,763       58,725
Noninterest-bearing deposits                                          10,003         9,922        9,996         9,681        9,639
Other                                                                  1,501         1,506        1,574         1,525        1,450
                                                                  -----------------------------------------------------------------
     Total liabilities                                                63,443        63,780       66,673        65,969       69,814
Mandatorily Redeemable Capital Securities of Subsidiary Trust             76
SHAREHOLDERS' EQUITY                                                   6,017         5,766        5,767         5,764        5,893
                                                                  -----------------------------------------------------------------
     Total liabilities and shareholders' equity                      $69,536       $69,546      $72,440       $71,733      $75,707
===================================================================================================================================

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 13
Asset Quality Data

ALLOWANCE FOR CREDIT LOSSES
Three months ended                                         December 31  September 30       June 30      March 31    December 31
In millions                                                       1996          1996          1996          1996           1995
--------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                               $1,152        $1,189        $1,225        $1,259         $1,285
Charge-offs
   Consumer                                                        (50)          (38)          (38)          (39)           (36)
   Commercial                                                      (17)           (8)          (17)          (10)           (29)
   Other                                                           (12)           (9)           (3)           (6)           (12)
                                                             -------------------------------------------------------------------
     Total charge-offs                                             (79)          (55)          (58)          (55)           (77)
Recoveries
   Consumer                                                         10            10            12             9              9
   Commercial                                                        7             6             6             9              8
   Other                                                             5             2             4             3              5
                                                             -------------------------------------------------------------------
     Total recoveries                                               22            18            22            21             22
                                                             -------------------------------------------------------------------
     Net charge-offs                                               (57)          (37)          (36)          (34)           (55)
Provision for credit losses                                                                                                   1
Acquisitions                                                        71                                                       28
                                                             -------------------------------------------------------------------
   Ending balance                                               $1,166        $1,152        $1,189        $1,225         $1,259
================================================================================================================================


NONPERFORMING ASSETS
Period ended                                               December 31  September 30       June 30      March 31    December 31
In millions                                                       1996          1996          1996          1996           1995
--------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                     $156          $176          $169          $141           $118
   Commercial real estate
     Commercial mortgage                                           109           118           127           116            108
     Real estate project                                            25            21            30            40             45
   Consumer                                                          6             5             6             7             10
   Residential mortgage                                             51            54            46            51             54
                                                             -------------------------------------------------------------------
     Total nonaccrual loans                                        347           374           378           355            335
Restructured loans                                                   2             3             3            17             23
                                                             -------------------------------------------------------------------
     Total nonperforming loans                                     349           377           381           372            358
Foreclosed assets
   Commercial real estate                                           71            79            85            98            105
   Residential                                                      22            22            21            26             24
   Other                                                            17            23            22            44             49
                                                             -------------------------------------------------------------------
     Total foreclosed assets                                       110           124           128           168            178
                                                             -------------------------------------------------------------------
     Total nonperforming assets                                   $459          $501          $509          $540           $536
================================================================================================================================


LOAN PORTFOLIO
Period ended                                               December 31  September 30       June 30      March 31    December 31
In millions                                                       1996          1996          1996          1996           1995
--------------------------------------------------------------------------------------------------------------------------------
Consumer                                                       $14,868       $13,341       $13,178       $13,566        $13,539
Residential mortgage                                            12,703        12,642        12,139        11,620         11,689
Commercial                                                      18,062        17,484        17,296        16,950         16,812
Commercial real estate
   Commercial mortgage                                           2,467         2,544         2,644         2,737          2,775
   Real estate project                                           2,157         2,090         2,193         2,137          2,139
Other                                                            1,926         1,689         2,131         2,170          2,102
                                                             -------------------------------------------------------------------
   Total loans                                                  52,183        49,790        49,581        49,180         49,056
   Unearned income                                                (385)         (347)         (358)         (380)          (403)
                                                             -------------------------------------------------------------------
   Loans, net of unearned income                               $51,798       $49,443       $49,223       $48,800        $48,653
================================================================================================================================